Operator Opening: Good day, and welcome to the ProPetro Holding Corp. Second Quarter 2024 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, Director of Corporate Development and Investor Relations for ProPetro Holding Corp. Please go ahead. Matt Augustine - Director of Corporate Development and Investor Relations: Thank you and good morning. We appreciate your participation in today’s call. With me today is Chief Executive Officer, Sam Sledge; Chief Financial Officer, David Schorlemer; and President & Chief Operating Officer, Adam Munoz. This morning, we released our earnings results for the second quarter of 2024. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Finally, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt and good morning, everyone. As we have communicated previously, 2024 is a prove-it year for ProPetro and I’m pleased to report that we are delivering. In the second quarter of 2024, we demonstrated the effectiveness and resilience of our strategy. We have proven that despite a softer market environment, ProPetro can deliver and is delivering meaningful value for our customers, partners and shareholders. David will walk you through our financial results in a moment, but first, I’d like to share some important business highlights from the second quarter. Despite unexpected activity disruptions during the quarter, our focus on industrializing our business and prudent dynamic capital allocation has helped ProPetro deliver resilient free cash flow generation. We expect our strong free cash flow to continue, thanks to the investments we’ve made and the strategic decisions we’ve taken to position our business for sustainable, long-term value creation. Second Quarter 2024 Earnings Call Scripted Remarks July 31, 2024, 8:00 am CT 1 EXHIBIT 99.3

EXHIBIT 99.3

PROPETRO®

Second Quarter 2024 Earnings Call Scripted Remarks

July 31, 2024, 8:00 am CT

Underpinning our strategy and our confidence are three core principles, which you have heard us discuss previously. I'll walk through each and share details on our progress.

First, our Company is set up to drive cash flow generation. We've made meaningful investments through our fleet recapitalization and are now reaping the rewards. Demand for our next-generation gas burning assets is strong, and our transition towards a more efficient service offering that will remain relevant in our competitive market is progressing uninterrupted by market headwinds.

We ended the second quarter with seven Tier IV DGB dual-fuel fleets with each bringing industry-leading diesel displacement. The rollout of our **FORCE**℠ electric fleet offering is well underway and the results we've seen so far make us highly confident that we're on the right path to deliver enhanced customer value, and ultimately, superior shareholder returns.

This quarter, we deployed our third **FORCE**℠ electric frac fleet. This is the first **FORCE**℠ electric fleet we deployed with ExxonMobil as part of our three-year contract with the second fleet expected to be deployed in the next few months. The agreement includes the deployment of two **FORCE**℠ electric hydraulic fracturing fleets, wireline, and pumpdown services in 2024, with an option for a third **FORCE**℠ fleet with integrated wireline and pumpdown services to commence operations in early 2025. Our three-year contract with ExxonMobil was a major milestone and in addition to our other contracted electric equipment is a glimpse of ProPetro's future.

Moreover, we will continue to allocate capital to our **FORCE**℠ electric offering and away from conventional diesel equipment, following the demand trends and customer preferences we're seeing in the market. On that note, we have placed an order for our fifth **FORCE**℠ electric fleet and we expect it to be in the field under contract in 2024. In addition to electrification, we are evolving our business and capitalizing on our strengths in other ways as well:

- We have been executing committed contracts that help position ProPetro to deliver through-cycle returns.
- We continue to work closely with our customers creating efficiencies tied to integrated services and higher equipment utilization.
- We are cultivating an incredibly talented and committed workforce, and our progress and success to date are made possible by our first-class operating team in the field.
- All resulting in a business that has a more durable and resilient future earnings profile.

Putting all these factors together, we are proud to deliver valuable, more efficient and flexible services while reducing risk and costs for our customers. We are very confident that our business is poised for continued growth and success, all made possible by our team here at ProPetro.

2

Moving now to M&A, which has been, and will continue to be, an important strategic driver for our Company. Our disciplined and opportunistic approach to deploying capital towards value accretive acquisitions remains a fundamental strength at ProPetro. Our Silvertip acquisition continues to be a strong tailwind for our earnings and free cash flow generation, as does our acquisition of Par Five cementing which is now fully integrated into our legacy cementing business. This quarter, we were pleased to complete the acquisition of AquaPropSM, an innovative provider of cost-effective wet sand solutions. This acquisition is yet another example of our commitment to enhancing innovation and integration through thoughtful capital allocation. The addition of AquaPropSM is aimed squarely at further industrializing our operations with the ultimate goal of bringing more value to our customers and ProPetro through removing unnecessary equipment off location. Furthermore, it builds on our reputation of delivering best- in-class integrated completions services desired by operators in the Permian Basin. We will stay disciplined and opportunistic in our pursuit of accretive M&A opportunities at valuations that make sense. Indeed, ProPetro’s stable and robust cash generation results allows us to advance our fleet transition and participate in accretive M&A all while maintaining a strong balance sheet. Importantly, it also provides optionality to return capital to shareholders. On that note, and as we announced last quarter, our Board approved an increase in and extension of our share repurchase program through May 31, 2025 with an additional $100 million authorized for a total of $200 million. Since the inception of our plan in May 2023, ProPetro has repurchased approximately 10% of outstanding common shares. David will add more on this in a minute, but let me just say that our actions on this front confirm our Board and management’s confidence in ProPetro’s continued earnings growth and free cash flow generation. Returning capital to shareholders will continue to be among our top priorities. The successes I just laid out and the initiatives we are pursuing showcase ProPetro's strength. Despite some turbulence in the market, our strong performance is why we believe ProPetro shares are a unique investment opportunity, and that the investment thesis is apparent in the discrepancy between our equity value and the strong financial performance evident in our results. Yes, the second quarter was challenging. Rig counts continued to move lower and pricing across our conventional diesel assets became more competitive. We experienced a weaker quarter sequentially in our wireline business due to shifting customer schedules, and also saw significant weather impact as we had several uncharacteristically strong storms push through the Permian during May and June. Yet, our premium service offerings -- coupled with our Second Quarter 2024 Earnings Call Scripted Remarks July 31, 2024, 8:00 am CT 3 EXHIBIT 99.3

operational excellence, robust and blue-chip customer base and superior service -- proved to be resilient as our dual-fuel and electric equipment remained highly utilized. We are also pleased to report another quarter of lower capex relative to our original budget, which will further support free cash flow and our capital allocation plan moving through the remainder of 2024 and beyond. We are confident in our ability to deliver strong financial results through the balance of this year and into 2025. Turning now to our market outlook. While ProPetro is of course not immune from the macro pressures facing our industry, we continue to take decisive action – building out our high quality service offerings and maintenance of our strong balance sheet – designed to deliver meaningful free cash flow generation. We remain optimistic about the strength of North American land oilfield services potential over the next several years, and are confident that our industrialized model, geographic focus in the Permian Basin, and the disciplined execution of our strategy will pay off despite the slow-to-no growth environment that exists today. Lastly, and maybe most importantly, our pursuit of operational excellence allows us to effectively service our strong, blue-chip and Permian focused customer base, and is supported by our proven electric technology, which garners committed contracts. Our balance sheet is healthy and we have ample liquidity to be opportunistic in our capital allocation decisions. In sum, our evolving industrial model has proven to be effective, and we look forward to achieving even greater success. We expect to continue elevating ProPetro, as well as our entire industry, for years to come. I’ll now turn the call over to David to discuss our second quarter financial results. David. David Schorlemer - Chief Financial Officer: Thanks, Sam and good morning, everyone. As Sam mentioned, despite broader market headwinds, we generated strong returns and continued to execute on our strategy. With our significant capital spend of the last few years behind us, we have transitioned to focus on higher free cash flows and consistent earnings. And today, we have results that evidence the turnaround we've discussed in prior quarters. In the second quarter, revenues decreased 12% versus the first quarter to $357 million, net loss was $4 million, and Adjusted EBITDA decreased 29% sequentially to $66 million. The decreases across our second quarter financial metrics were mostly attributable to unexpected activity disruptions and softness across our conventional diesel equipment and wireline offerings, as well as significant weather impacts in the Permian Basin. Additionally, we incurred an operating lease expense related to our electric fleets of $12 million for the quarter as compared to $9 million in the prior quarter. Second Quarter 2024 Earnings Call Scripted Remarks July 31, 2024, 8:00 am CT 4 EXHIBIT 99.3

Our effective frac fleet utilization for the second quarter was 15.5 fleets, which was above the guidance range we had provided. Thanks to efficiencies exceeding our expectations from previous years, we are shifting away from reporting on fleet utilization based on days worked. Instead, we'll focus on guiding and reporting the number of active frac fleets, which we believe better represents asset utilization in our hydraulic fracturing business. During the second quarter, 14 hydraulic fracturing fleets were active and we expect to run approximately 14 active fleets in the third quarter of 2024. Moving to our capital program, net cash used in investing activities during the second quarter of 2024 was $57 million of which $21 million was related to the acquisition of AquaPropSM. As we shared last quarter, our supply chain and operations teams are scrutinizing our capital spend more than ever and we’re also conducting supply chain assessments to maximize returns from our vendor relationships. I’m pleased to share that the work they are doing is already driving favorable results. And here's where the story we've discussed in recent quarters gets very interesting and encouraging. As Sam mentioned, despite a challenging environment and weaker financial results sequentially, the Company delivered a fifth consecutive quarter of impressive free cash flow, achieving $48 million, which represents a 17% sequential improvement over the first quarter. If we exclude cash used for acquisition consideration for AquaPropSM of $21 million in the second quarter, Free Cash Flow adjusted for Acquisition Consideration was $69 million bringing total year-to-date Free Cash Flow adjusted for Acquisition Consideration to $110 million which represents a 69% conversion ratio of Adjusted EBITDA to Free Cash Flow adjusted for Acquisition Consideration. This is the dramatic change we've been working to produce through dedication and diligent strategic execution. Our entire organization has been involved in this transformation and there remains work yet to be done. As we continue to demonstrate, the inflection point we reached in reduced capital spend is a strong tailwind for cash generation and is a testament to the success of our fleet transition and optimization of our business. Accordingly, we are now reducing our prior guidance of $200 million to $250 million for 2024 capital expenditures down to a range between $175 million to $200 million. Using the midpoint, the new guidance represents a 40% reduction compared to last year's capital spend of $310 million. ProPetro’s cash and liquidity position also remain strong. As of June 30, 2024, total cash was $67 million and our borrowings under the ABL Credit Facility were $45 million. Total liquidity at the end of the quarter was $145 million, including cash and $78 million of available capacity under the ABL Credit Facility. Moreover, the transformation of our fleet to more FORCESM electric fleets will drive an even greater decline in associated maintenance capital spend, resulting in increased free cash flow and more durable profitability, particularly with the multi-year contractual coverage we are seeing for these fleets. In the remainder of 2024, we anticipate further validation of our strategy Second Quarter 2024 Earnings Call Scripted Remarks July 31, 2024, 8:00 am CT 5 EXHIBIT 99.3

and a demonstration of the earnings enhancement resulting from our investments in the business. As Sam shared earlier, ProPetro’s improved cash generation profile allows us to pursue our fleet transition while also participating in accretive M&A and maintaining a strong balance sheet. Importantly, it also provides optionality to return capital to shareholders. In the second quarter, we remained active in our share repurchase program retiring another 2.5 million shares. Since the inception of the program, we have retired approximately 11.3 million shares, which equates to nearly 10% of shares outstanding as of the inception of the program in May 2023. This translates to the return of nearly $100 million to shareholders. We will continue to opportunistically execute share repurchases under the increased and extended $200 million repurchase program authorized by our Board in April 2024. We also believe that our strategy will continue to deliver and afford us the flexibility to stay dynamic, selective, and opportunistic in our capital allocation approach. Each of the core principles Sam discussed plays a critical role in our success. We look forward to delivering for all of our stakeholders as we pursue our ongoing electric fleet conversion, organic and continued inorganic growth, and the disciplined pursuit of increased shareholder value. In fact, in just the first half of this year, we've allocated 61% of our Free Cash Flow adjusted for Acquisition Consideration to higher-priority capital allocations with $45 million in share repurchases and $21 million toward targeted acquisitions that we expect to accelerate cash flows further. ProPetro's foundation upon which our strategy is built could not be more solid with our strong balance sheet, refreshed asset base, and operational excellence positioning us for the long term. Our strategy is carefully crafted to drive success in the slow-to-no-growth environment in which we are operating today. Without question, a consolidated industry and even more activity- disciplined Permian customer base presents challenges. ProPetro is up to that challenge and we are thriving. The crux of our strategy is that it benefits not only ProPetro but also our customers by delivering the very best commercial and industrial solutions for their completions programs. We believe that is a winning strategy to drive durable earnings and cash flows. With that, I will turn it back to Sam. Sam Sledge - Chief Executive Officer: Thank you, David. To build on what David just said, and before turning to Q&A, I’d like to reinforce ProPetro’s compelling investment thesis and the recent actions we have taken to sustain meaningful cash flow generation and limit our capital spend, further accelerating our true earnings growth trajectory. Second Quarter 2024 Earnings Call Scripted Remarks July 31, 2024, 8:00 am CT 6 EXHIBIT 99.3

We remain confident in our strategy and the future of our Company. Despite the headwinds and the slow-to-no-growth environment evident in the energy services space we operate in, our company is uniquely and favorably positioned. We have been successful in transforming our fleet, pursuing accretive M&A and executing on share buy backs, all while maintaining a healthy balance sheet and liquidity profile. The results you are seeing today are just the beginning. We will continue to build on our progress long into the future. Despite what you may be hearing across the oilfield services space, demand remains strong for our services. Our next generation fleet, operational excellence, and strong, blue-chip, Permian customer base will sustain the momentum we have. I’d also be remiss to not mention that the demand for our FORCESM electric fleets outpace our current supply. Moving forward, you will continue to see us capitalize on these positive trends. We are clear eyed about the market pressures that persist, but also about the assets we have to navigate the turbulence. Our best-in-class commercial architecture supports our strategy and positions ProPetro to continue delivering strong free cash flow generation for the remainder of 2024 and beyond. Finally, I couldn’t be prouder to lead the incredible ProPetro team, it is because of their dedication that we are able to confidently present and execute this roadmap. To the whole ProPetro team – I thank you for your commitment, it is what gives our leadership conviction that we have the right strategy and remain the leader in the Permian basin. With that, operator, I’ll ask that we now open the line for questions. Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We hope you join us for our next quarterly earnings call. Have a great day. End of Call Forward-Looking Statements: Except for historical information contained herein, the statements and information in this news release and discussion in the scripted remarks described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” "confident", “plan,” “project,” “budget,” "design," “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should,” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity levels, our business strategy, projected financial results and future financial performance, Second Quarter 2024 Earnings Call Scripted Remarks July 31, 2024, 8:00 am CT 7 EXHIBIT 99.3

expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy and our share repurchase program. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the global macroeconomic uncertainty related to the conflict in the Israel-Gaza region and continued hostilities in the Middle East, including rising tensions with Iran, and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, bank failures, and the risk of a global recession, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward- looking statements. Readers are cautioned not to place undue reliance on such forward- looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: David Schorlemer Chief Financial Officer david.schorlemer@propetroservices.com 432-227-0864 Matt Augustine Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432-219-7620 Second Quarter 2024 Earnings Call Scripted Remarks July 31, 2024, 8:00 am CT 8 EXHIBIT 99.3